InfuSystem Holdings Reports 29% Revenue Increase and $3.9 Million of Adjusted EBITDA for the Third Quarter of 2010

MADISON HEIGHTS, MI -- (Marketwire - November 09, 2010) - InfuSystem Holdings, Inc. (OTCBB: INHI) (OTCBB: INHIW) (OTCBB: INHIU), the leading provider of infusion pumps and associated products and services, today announced financial results and provided a business update for the third quarter ended September 30, 2010.

Revenue for the third quarter ended September 30, 2010 was $12.7 million, a 29% improvement compared to $9.9 million for the same period in 2009. The increase in revenue was predominantly the result of the maturation of new accounts signed during the past several months combined with continued growth of new customers gained during the period and the continued strong performance of the First Biomedical division.

Mr. Sean McDevitt, Chief Executive Officer, commented, "We were very pleased with another record quarter for InfuSystem Holdings, which represents twelve straight quarters of year-over-year growth for our company. Our third quarter growth, which represents impressive contributions from both our consignment pump business and First Biomedical, shows that the broader service offering has been well received by our customers resulting in early success in terms of cross-selling. Going forward we expect continued solid organic growth and continued cross-selling benefits, compounded by strategic complementary acquisitions where we can leverage our strong relationships and distribution channel. We are well on our way to achieving our goal of becoming the leading company in the infusion services market."

Financial Results for the Third Quarter 2010

Revenue for the third quarter ended September 30, 2010 was $12,733,000, a 29% improvement compared to $9,902,000 for the same period in 2009. Operating income for the third quarter of 2010 was $828,000 compared to $1,363,000 for the same period in 2009. The decrease in operating income was primarily due to costs related to the recent First Biomedical acquisition, higher selling expenses, and higher non-cash stock-based compensation expenses. The net income for the third quarter of 2010 was $174,000 or $0.01 per diluted share, compared to net loss of ($445,000) or ($0.02) per diluted share, for the same period in 2009. The net income for the third quarter of 2010 included a $250,000 gain on derivative financial instruments compared to a ($564,000) loss on derivative financial instruments in the third quarter of 2009.

Adjusted EBITDA for the third quarter ended September 30, 2010 was $3,933,000, a 4% improvement compared to $3,765,000 for the same period in 2009. The increase in EBITDA for the third quarter of 2010 was primarily due to higher gross profit, partially offset by higher selling expenses. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, and excludes gain (loss) on derivative financial instruments and stock-based compensation, and other non-recurring charges. Adjusted EBITDA is not a measure of performance calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). The Company believes the presentation of Adjusted EBITDA is a relevant and useful measure to assist a reader's ability to understand the Company's operating performance. The Company's management likewise utilizes Adjusted EBITDA as a means to measure its operating performance. Reconciliation from Adjusted EBITDA, a non-GAAP measure, to net income can be found in the appendix.

Total cash and cash equivalents were $4,692,000 at the end of the third quarter, compared to $7,750,000 at the end of 2009. As of September 30, 2010, InfuSystem had $33,475,000 of debt outstanding, compared to $24,141,000 at year end 2009. Both the decrease in cash and the increase in debt, as compared to year end 2009, are primarily related to the acquisition of First Biomedical and the refinancing of the Company's debt, partially offset by continued strong operating cash flows. The Company also had a $5,000,000 revolving credit facility in place at September 30, 2010.

Conference Call

The company will host an investor conference call today at 5:00 p.m. ET to discuss its financial results for the third quarter 2010. The investor conference call will be available via live webcast on InfuSystem's website at www.infusystem.com in the Investors section. To participate by telephone, the dial-in number is (888) 637-7725. The access code is 4874415. Investors are advised to dial into the call at least ten minutes prior to the call to register. A replay of the call can be accessed by dialing (888) 203-1112, confirmation number 4874415. An online archive of the conference call will remain on the Company's website for at least 90 days after the call.

About InfuSystem Holdings, Inc.

InfuSystem is the leading provider of infusion pumps and related services. InfuSystem services hospitals, oncology practices and other alternate site healthcare providers. Headquartered in Madison Heights, Michigan, InfuSystem delivers local, field-based customer support, and also operates Centers of Excellence in Michigan, Kansas, California, and Ontario, Canada.

Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include general economic conditions, as well as other risks detailed from time to time in InfuSystem's publicly filed documents.

                INFUSYSTEM HOLDINGS, INC. AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS

                                              September 30,   December 31,
(in thousands, except share data)                 2010           2009
                                              -------------  --------------
                                               (Unaudited)
ASSETS
Current Assets:
  Cash and cash equivalents                   $       4,692  $        7,750
  Accounts receivable, less allowance for
   doubtful accounts of $1,785 and $1,842
   at September 30, 2010 and December 31,
   2009, respectively                                 7,348           5,517
  Inventory                                           1,457             925
  Prepaid expenses and other current
   assets                                               492             395
  Deferred income taxes                                 357             125
                                              -------------  --------------
    Total Current Assets                             14,346          14,712
Property & equipment, net                            17,154          13,499
Deferred debt issuance costs, net                       723             781
Goodwill                                             63,983          56,580
Intangible assets, net                               33,588          28,911
Other assets                                            249             207
                                              -------------  --------------
    Total Assets                              $     130,043  $      114,690
                                              =============  ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                            $       2,177  $        1,306
  Other current liabilities                           2,201           1,573
  Derivative liabilities                                785           2,670
  Current portion of long-term debt                   5,336           5,501
                                              -------------  --------------
    Total Current Liabilities                        10,499          11,050
Long-term debt, net of current portion               28,139          18,640
Deferred income taxes                                 5,649           3,314
Other Liabilities                                       512             221
                                              -------------  --------------
    Total Liabilities                         $      44,799  $       33,225
                                              -------------  --------------
Commitments and Contingencies                            --              --
Stockholders' Equity
Preferred stock, $.0001 par value: authorized
 1,000,000 shares; none issued                           --              --
Common stock, $.0001 par value; authorized
 200,000,000; shares; issued and outstanding
 19,941,095 and 18,734,144, respectively                  2               2
Additional paid-in capital                           85,067          81,410
Accumulated other comprehensive loss                   (183)             --
Retained earnings                                       358              53
                                              -------------  --------------
Total Stockholders' Equity                           85,244          81,465
                                              -------------  --------------
    Total Liabilities and Stockholders'
     Equity                                   $     130,043  $      114,690
                                              =============  ==============

                INFUSYSTEM HOLDINGS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS
                                (UNAUDITED)

                             Three Months Ended       Nine Months Ended
                                September 30,           September 30,
                            ----------------------  ----------------------
(in thousands, except per
 share data)                   2010        2009        2010        2009
                            ----------  ----------  ----------  ----------
Net revenues                $   12,733  $    9,902  $   34,154  $   28,302
Operating expenses:
  Cost of Revenues --
   Product, service and
   supply costs                  2,130       1,793       5,524       4,447
  Cost of Revenues --
   Pump depreciation,
   sales and disposals           1,706         993       4,094       2,727
  Provision for doubtful
   accounts                        986         890       3,454       2,734
  Amortization of
   intangibles                     624         456       1,615       1,370
  Selling and marketing          1,702       1,201       4,739       3,749
  General and
   administrative                4,757       3,206      12,662       9,307
                            ----------  ----------  ----------  ----------
    Total Operating
     Expenses                   11,905       8,539      32,088      24,334
                            ----------  ----------  ----------  ----------
Operating income                   828       1,363       2,066       3,968
Other loss:
  Gain (loss) on
   derivatives                     250        (564)       (210)     (1,200)
  Interest expense                (609)       (831)     (2,781)     (2,668)
  Gain on extinguishment
   of long-term debt                --          --       1,118          --
                            ----------  ----------  ----------  ----------
    Total other loss              (359)     (1,395)     (1,873)     (3,868)
                            ----------  ----------  ----------  ----------

Income (loss) before income
 taxes                             469         (32)        193         100
Income tax (expense)
 benefit                          (295)       (413)        112        (292)
                            ----------  ----------  ----------  ----------

  Net income (loss)         $      174  $     (445) $      305  $     (192)
                            ==========  ==========  ==========  ==========

Net income (loss) per
 share:
    Basic                         0.01       (0.02)       0.02       (0.01)
    Diluted                       0.01       (0.02)       0.01       (0.01)
Weighted average shares
 outstanding:
    Basic                   19,904,648  18,645,911  19,539,326  18,581,917
    Diluted                 21,647,904  18,645,911  20,742,765  18,581,917

                INFUSYSTEM HOLDINGS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (UNAUDITED)

                                                   Nine Months Ended
                                                     September 30
                                              ----------------------------
(in thousands)                                    2010           2009
                                              -------------  -------------
OPERATING ACTIVITIES
Net Income                                    $         305  $        (192)
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Loss on derivative liabilities                        210          1,200
  Gain on extinguishment of long-term debt           (1,118)            --
  Provision for doubtful accounts                     3,454          2,734
  Depreciation and loss on disposal of
   pumps                                              4,379          3,250
  Amortization of intangible assets                   1,615          1,370
  Amortization of deferred debt issuance
   costs                                                915            382
  Stock-based compensation                            1,811            529
  Deferred income taxes                                (519)           787
Changes in assets and liabilities, exclusive
 of effects of acquisitions:
  Increase in accounts receivable, net of
   provision                                         (3,556)        (4,157)
  Increase in other current assets                      (89)          (632)
  Decrease in other assets                              170             --
  Increase in accounts payable and other
   liabilities                                          553          1,803
  Decrease in derivative liabilities from
   termination of interest rate swap                   (365)            --
                                              -------------  -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES             7,765          7,074
                                              -------------  -------------
INVESTING ACTIVITIES
  Capital expenditures                               (1,392)        (4,039)
  Cash paid for acquisition, net of cash
   acquired                                         (16,418)            --
  Proceeds from sales of property                        --              1
  Other assets                                           --            (18)
                                              -------------  -------------
NET CASH USED IN INVESTING ACTIVITIES               (17,810)        (4,056)
                                              -------------  -------------
FINANCING ACTIVITIES
  Principal payments on term loan                   (21,596)        (7,747)
  Cash proceeds from term loan                       30,000             --
  Capitalized debt issuance costs                      (808)            --
  Common stock repurchased to satisfy
   statutory withholding on Stock-based
   compensation                                         (38)            --
  Principal payments on capital lease
   obligation                                          (571)           (68)
                                              -------------  -------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                           6,987         (7,815)
                                              -------------  -------------
  Net change in cash and cash equivalents            (3,058)        (4,797)
  Cash and cash equivalents, beginning of
   period                                             7,750         11,513
                                              -------------  -------------
  Cash and cash equivalents, end of period            4,692          6,716
                                              =============  =============

                        INFUSYSTEM HOLDINGS, INC.
                            GAAP RECONCILIATION
                                (UNAUDITED)

Reconciliation from Net Income to Adjusted EBITDA:

                              Three Months Ended      Nine Months Ended
                                September 30,           September 30,
                            ----------------------  ----------------------
                               2010        2009        2010        2009
                            ----------  ----------  ----------  ----------
Net Income (loss)           $      174  $     (445) $      305  $     (192)
Adjustments:
  Interest expense                 609         831       2,781       2,668
  Income tax expense
   (benefit)                       295         413        (112)        292
  Depreciation                   1,487       1,085       3,869       2,971
  Amortization                     624         456       1,615       1,370
                            ----------  ----------  ----------  ----------
EBITDA                      $    3,189  $    2,340  $    8,458  $    7,109
                            ----------  ----------  ----------  ----------
Adjustments:
  (Gain) loss on
   derivatives                    (250)        564         210       1,200
  Stock based compensation         814         (16)      1,811         529
  Acquisition costs                180           -         965           -
  Termination benefits               -         877           -         877
  Gain on debt
   extinguishment                    -           -      (1,118)          -
                            ----------  ----------  ----------  ----------
Adj. EBITDA                 $    3,933  $    3,765  $   10,326  $    9,715
                            ==========  ==========  ==========  ==========

Sean Whelan
CFO
InfuSystem
(248) 291-1210

Investor Contacts:
Asher Dewhurst
Bob East
Westwicke Partners
Infusystem@westwicke.com
Tel: (443) 213-0500